UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2022

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 8.01Other Events

In connection with the previous announcement made by Protalix BioTherapeutics, Inc., a Delaware corporation (the “Company”), regarding the Company’s decision to voluntarily delist its common stock from the Tel Aviv Stock Exchange (“TASE”), the Company hereby announces as follows:

The Company’s common stock will be delisted from the TASE on March 22, 2023, and the last trading date on the TASE will be March 20, 2023. The Company’s common stock will continue to be listed for trade on the NYSE American.

Until March 20, 2023, the Company’s common stock will continue to be traded on the TASE. Holders of the Company’s common stock through an Israeli broker, bank or other nominee are encouraged to contact such broker, bank or other nominee with any questions about the transfer of shares to a NYSE American-based account.

Forward-Looking Statements

To the extent that statements in this Current Report on Form 8-K are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. The terms “expect,” “anticipate,” “believe,” “estimate,” “project,” “may,” “plan,” “will,” “would,” “should” and “intend,” and other words or phrases of similar import are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Factors that might cause material differences include, among others: the risk that although the Company’s common stock will continue to be listed on NYSE American, delisting from the TASE may reduce the trading volume and liquidity of the common stock, which may increase the volatility in the market price of the common stock and have an adverse effect on the trading price or liquidity of the common stock; risks related to any transactions the Company may effect in the public or private equity markets to raise capital to finance future research and development activities, general and administrative expenses and working capital; risks related to the amount and sufficiency of the Company’s cash, cash equivalents and short-term deposits; risks relating to the Company’s ability to make scheduled payments of the principal of, to pay interest on or to refinance its outstanding notes or any other indebtedness; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission. The statements in this Current Report on Form 8-K are valid only as of the date hereof and the Company disclaims any obligation to update this information, except as may be required by law.

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2022	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer